SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

                      Date of Report - July 27, 2000

                           HANOVER BANCORP, INC.
          (Exact name of registrant as specified in its charter)




     Pennsylvania                    0-12524                 23-2219814
______________________           ________________        __________________
State or other jurisdiction      (Commission File          (IRS Employer
  of incorporation)                  Number)          Identification Number)

         33 Carlisle Street
        Hanover, Pennsylvania                              17331
____________________________________              _____________________
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number including area code:      (717) 637-2201




                        N/A
        (Former name or former address, if changed since last report)

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Item 1.   Changes in Control of Registrant.

Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

On July 27, 2000, the Registrant was acquired by Sterling Financial Corporation, as contemplated in the Agreement and Plan of Merger dated as of January 25, 2000, by and between the Registrant and Sterling Financial Corporation. A copy of the Agreement and its Exhibits constitute Annex A to Sterling Financial Corporation's Registration Statement No. 333-33976 on Form S-4 filed with the Securities and Exchange Commission on April 4, 2000, and as amended on April 28, 2000.

We include a copy of the Press Release announcing consummation of the transaction as Exhibit 99.1 to this Current Report on Form 8-K.

A summary of the transaction follows. We qualify the summary in its entirety by reference to the full text of the Agreement, incorporated by reference in this Current Report.

General

Pursuant to the Agreement and to Articles of Merger, filed with the Department of State of the Commonwealth of Pennsylvania, the parties effected the merger of Hanover Bancorp, Inc. with and into Sterling Financial Corporation, effective at 5:00 p.m., on July 27, 2000. Sterling Financial Corporation survived the merger. Bank of Hanover and Trust Company and HOVB Investment Co. are subsidiaries of Sterling Financial Corporation.

- The Articles of Incorporation and Bylaws of Sterling Financial
Corporation as in effect immediately prior to the merger, remain the Articles of Incorporation and Bylaws of the surviving corporation; and

- The directors and officers of Sterling Financial Corporation, immediately prior to the effective date of the merger, remain its officers and directors. In addition, Terrence L. Hormel, former Chairman of the Board of Registrant, is a Director of both Sterling Financial Corporation and Bank of Lancaster County, N.A., and Chairman of the Board of Bank of Hanover and Trust Company; John E. Stefan, President and Chief Executive Officer of Sterling, is a Director of Bank of Hanover and Trust Company; J. Bradley Scovill, former President and Chief Executive Officer and Director of Registrant is President and Chief Executive Officer of Bank of Hanover and Trust Company, an Executive Vice President and Director of Sterling Financial Corporation, and a member of the Sterling Management Committee; Chad M. Clabaugh is Executive Vice President of Bank of Hanover and Trust Company, a Vice President and director of Sterling Financial Corporation and a member of the Sterling Management Committee; and Bertram Elsner, a former director of Registrant is a Director of Sterling Financial Corporation.
2
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Exchange of Shares

As consideration for the outstanding common stock of Registrant, Sterling Financial Corporation exchanged each outstanding share of common stock of Registrant for .93 shares of Sterling Financial Corporation's common stock, as provided in the Agreement. In lieu of issuing fractional shares, Sterling Financial Corporation will furnish holders of common stock of Registrant, who are entitled to a fractional share, with a check for the amount of cash equal to the fraction of the share represented by the certificate, as provided in the Agreement.

At the effective time of the merger, all of the 3,884,189 shares of Registrant's common stock, issued and outstanding, and 112,382 options were converted into shares and options, respectively, of Sterling Financial's common stock as specified in the Agreement.

Item 3.   Bankruptcy or Receivership.

Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

Not Applicable.

Item 5.   Other Events.

Not Applicable.

Item 6.   Resignations of Registrant's Directors.

Not Applicable.

Item 7.   Financial Statements and Exhibits.

(a)     N/A


(b)     N/A



(c)     Exhibits:

  2     Agreement and Plan of Reorganization, dated as of January
25, 2000, by and between Sterling Financial Corporation and Hanover Bancorp, Inc. (Incorporated by reference to Annex A to the Registrant's Registration Statement No.
333-33976 on Form S-4 filed with the Securities and Exchange Commission on April 4, 2000, and as amended on April 28, 2000.)

99.1    Press Release of Registrant, dated July 27, 2000, re:
Registrant's Acquisition by Sterling Financial
Corporation

Item 8.          Change in Fiscal Year.

Not Applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S.

Not Applicable.
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




HANOVER BANCORP, INC.
(Registrant)


Dated: July 27, 2000                /s/ J. Bradley Scovill
                                    J. Bradley Scovill,
                                    President and Chief Executive Officer

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EXHIBIT INDEX
                                                               Page Number
                                                               in Manually
Exhibit                                                      Signed Original

     2 Agreement and Plan of Reorganization, dated as of January 25, 2000, by and between Sterling Financial Corporation and Hanover Bancorp, Inc. (Incorporated by reference to Annex A to the Registrant's Registration Statement No. 333-33976 on Form S-4 filed with the Securities and Exchange Commission on April 4, 2000, and as amended on April 28, 2000.)

 99.1   Press Release of Registrant, dated July 27, 2000,
        re: Registrant's Acquisition by Sterling Financial
        Corporation                                                     6
                                        5